Exhibit 10.2
First Amendment to the Exclusive Sublicense Agreement

between    Point Biopharma Inc.
a Delaware Corporation with its registered agent
National Registered Agents, Inc.
160 Greentree Drive - Suite 101
Dover, DE 19904
U.S.A.
- hereinafter called "POINT" -
and        Scintomics GmbH
Jahnplatz 4
82166 Gräfelfing
Germany
- hereinafter called "SCI" -

SCI and POINT are referred to individually or jointly as the "Party" or "Parties".

This First Amendment to Exclusive Sublicense Agreement (“First Amendment”) is entered into by and between SCI and Point.

Preamble

Whereas, the Parties entered into the (Sub-)License Agreement (hereinafter referred to as the “Agreement”), based on the invention with the title „Utilization of electron deficient aromatic residues to increase the internalization of PSMA inhibitors for imaging an endoratiotherapy of prostate cancer” on November 14th, 2019.

Whereas, POINT entered in to the Agreement under the name “Point Theranostics Inc.”, but changed its name after the Effective Date to “Point Biopharma Inc.”.

Whereas, Scintomics changed its place of business after the Effective Date to “Jahnplatz 4, 82166 Gräfelfing, Germany”.

Whereas, the Parties are willing to amend the Agreement as set forth below.

Now, therefore, the Parties hereto agree as follows:

A.Amendment of Agreement
1.Wherever the term “Point Theranostics Inc.” appears throughout the Agreement, it shall be replaced by “Point Biopharma Inc.”.
2.Section 2.6 is replaced in its entirety with the following
2.6     Reserved

B.Effective Date
This Amendment shall enter in to force and be effective upon the last signature of the Parties.

C.Integration
The Parties agree that except as otherwise expressly amended in this Amendment all terms and conditions of the Agreement, shall remain in full force and effect. Any ancillary agreements, modifications and supplements require the written form in the English language.
(Sub-)License SCI ./. POINT             First Amendment
- Confidential -     page 1 of 2

Gräfelfing, this 17th day of April 2023	Toronto, this 17th day of April 2023
Scintomics GmbH	Point Biopharma Inc.
_/s/ Saskia Kropf_____________	_/s/ Joe McCann_____________
Saskia Kropf General Manager	Joe McCann CEO

Gräfelfing, this _17th April 2023
Scintomics GmbH
_/s/ Jan Niclas Wester_______
Jan Niclas Wester General Manager

(Sub-)License SCI ./. POINT             First Amendment
- Confidential -     page 2 of 2